UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2020

Regulus Therapeutics Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35670	26-4738379
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

10628 Science Center Drive, Suite 225
San Diego, CA	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 202-6300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	RGLS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure.

On February 26, 2020, the Board of Directors of Regulus Therapeutics Inc. (the “Company”) set the date for the Company’s 2020 annual meeting of stockholders (the “2020 Annual Meeting”) as June 17, 2020.

In order to be included in the proxy materials for the 2020 Annual Meeting, stockholders who intend to nominate a candidate for election to the Board or to propose other business for consideration at the 2020 Annual Meeting to be included in the Company’s proxy materials for the 2020 Annual Meeting must ensure that such proposal is received in writing by the Secretary of the Company at its principal executive offices, 10628 Science Center Drive, Suite 225, San Diego, CA 92121, by March 3, 2020 (which the Company believes is a reasonable time before it begins to print and send its proxy materials). Stockholders who intend to submit a proposal (including a director nomination) at the 2020 Annual Meeting that is not to be included in the Company’s proxy materials for the 2020 Annual Meeting must ensure that such proposal is received in writing by the Secretary of the Company at its principal executive offices, 10628 Science Center Drive, Suite 225, San Diego, CA 92121, by March 19, 2020. Stockholders are also advised to review the Company’s amended and restated bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

Stockholder proposals intended to be considered for inclusion in the Company’s proxy materials for the 2020 Annual Meeting of Stockholders must comply with applicable Delaware law, the rules and regulations promulgated by the Securities and Exchange Commission and the procedures set forth in the Company’s amended and restated bylaws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Regulus Therapeutics Inc.

Date: February 26, 2020	By:	/s/ Joseph Hagan
Joseph Hagan
President and Chief Executive Officer